Trade and Other Receivables	12 Months Ended
Dec. 31, 2023
Trade and Other Receivables
Trade and Other Receivables

Trade and Other Receivables

EUR’000	2023	2022	2021
Trade receivables from non-related parties	26,802	17,635	18,424
Contract assets	8,880	19,999	843
Receivables from related parties	592	—	—
Other receivables	3,158	600	1,106
	39,432	38,234	20,373

As of 31 December 2023, the Company’s receivables include contract assets totalling EUR 8.9 million, a significant decrease from EUR 20 million in 2022. These contract assets represent the Company’s entitlement to proportional consideration for ongoing projects as of the balance sheet date. Typically, these contract assets are reclassified to trade receivables when the Company fulfils its obligations and the right to consideration becomes unconditional, usually upon completion of the project.

Expected credit loss on trade receivables

The Group has historically only experienced immaterial losses on trade receivables, if any. Further, a material part of the cash flows in the contracts are prepayments received up front.

The Group’s assessment remains consistent with its past practices. Although some positions may transition to 30 days overdue, our overall position on credit risk management remains unchanged. This assessment is supported by historical data, a select group of reliable debtors, and our outlook for the future.

	Trade	Contract	Expected
EUR’000	receivables	assets	loss	Total
31 December 2023
Not due	9,639	8,880	—	18,519
Overdue 1-30 days	14,287	—	—	14,287
Overdue 31 to 60 days	603	—	—	603
Overdue +61 days	2,273	—	—	2,273
Total	26,802	8,880	—	35,682
31 December 2022
Not due	17,197	19,999	—	37,196
Overdue 1-30 days	438	—	—	438
Overdue 31 to 60 days	—	—	—	—
Overdue +61 days	—	—	—	—
Total	17,635	19,999	—	37,634
31 December 2021
Not due	7,850	843	—	8,693
Overdue 1-30 days	8,962	—	—	8,962
Overdue 31 to 60 days	316	—	—	316
Overdue +61 days	1,296	—	—	1,296
Total	18,424	843	—	19,267